UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 24, 2005
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                           AMERICAN VANTAGE COMPANIES
             (Exact name of registrant as specified in its charter)


            Nevada                    0-10061                  04-2709807
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                     Identification No.)


       4735 S. Durango Dr., Suite #105, Las Vegas, Nevada          89147
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            (Address of Principal Executive Offices)            (Zip Code)


         Registrant's telephone number, including area code:    (702) 227-9800
                                                                --------------

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         As previously disclosed, in conjunction with the February 3, 2004 Wellspring Media, Inc. ("Wellspring") acquisition, a Revolving Line of Credit arrangement ("Atlantic Line of Credit") with Atlantic Bank of New York ("Atlantic") was assumed by American Vantage Media Corporation, a wholly-owned subsidiary of American Vantage Companies (the "Company"). Wellspring's Atlantic Line of Credit was scheduled to expire on January 3, 2005. The Atlantic Line of Credit now has been extended to February 15, 2005.

         The Company (i) is in various stages of negotiations with other potential lenders regarding the refinancing of the Atlantic Line of Credit and has received a nonbinding letter of intent from one party, subject to various terms and conditions; (ii) is in negotiations with certain persons regarding the refinancing of the Atlantic Line of Credit, subject to various terms and conditions; and (iii) is in discussions with institutions and other potential lenders that contemplate, subject to certain terms and conditions, providing the Company with additional short- and long-term financing.

         The Company believes that it is acting in a prudent and cautious manner to assess all currently available options. However, the inability to refinance the Atlantic Line of Credit with another lender, or to obtain another extension from Atlantic, could have a material adverse impact on the Company's financial condition and results of operations. While the Company believes that it will be successful in its efforts to refinance the Atlantic Line of Credit, no guaranty can be given that the Company can further extend or refinance the Atlantic Line of Credit or obtain additional financing. In addition, no assurance can be given that the terms of any extension or refinancing of the Atlantic Line of Credit or additional financing will be on terms favorable to the Company.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Letter agreement, dated January 24, 2005, between Atlantic Bank of New York and Wellspring Media, Inc.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMERICAN VANTAGE COMPANIES




Date:  January 28, 2005                      By: /s/ Ronald J. Tassinari
                                                 ----------------------------
                                                 Ronald J. Tassinari
                                                 President and Chief Executive
                                                 Officer